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Exhibit 99.1

i-STAT
Corporation

UBS Warburg
October 9, 2002

Certain statements and materials in this presentation may relate to future events, projections and expectations and as such constitute 'forward-looking statements,' within the meaning of the Private Securities Litigation Reform Act of 1995.

Such statements, projections and materials involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the company in the future to be materially different from these statements, projections and materials.

For a complete list of risk factors with detailed descriptions, please refer to the Company's Form 10-K for the fiscal year ended December 31, 2001 and to its Form 10-Q for the quarterly period ended June 30, 2002.

Company Background

•
Founded in 1984

•
IPO in 1992

•
Began Commercial Operations in 1992

•
Partnership with HP 1996-1998

•
Exclusive Distribution Agreement—Abbott Laboratories 1999-2003

Company Business

•
Point of Patient Care Blood Testing

•
Serving the Hospital Market

•
Focused on Critical Care

• NICU	• ER	• ICU
• CCU	• CVOR	• Cath lab
• Blood Gas	• Electrolytes	• Chemistry
• Immunoassay	• Coagulation

A Lab on a Chip

Wafer Fab

Fabrication of silicon-based circuits with biologically reactive electro-sensors

Cartridge Assembly

Precision fluidics and self-calibration in a tiny package

FAST

ACCURATE

RELIABLE

DISPOSABLE

Cartridge Label
Sample Entry Well Gasket
Fluid Channel
Cartridge Cover
Sample Entry Well
Tape Gasket
Biosensor Chips
Calibrant Pouch
Puncturing Barb
Cartridge Base
Air Bladder

Point-of-Care Market Opportunity
Critical Care Medicine

• Blood glucose	800 mm tests	*	~$2.4 billion
• Blood gas	250 mm tests		~$1.0 billion
• Chemistry/Lytes	200 mm tests		~$1.0 billion
• Coagulation	250 mm tests		~$1.0 billion
• Cardiac markers	25 mm tests		~$0.4 billion

*  The majority of the single glucose test market is controlled by the glucose meter companies. i-STAT will capture a portion of this market.

i-STAT Changes
the Economics of the Market

Traditional cost profile (example: blood gas)		i-STAT cost profile
• Labor	$4.00	• Labor	$0.50
• Equipment	$0.75	• Equipment	$0.30
• Reagents	$0.75	• Cartridge	$3.50
TOTAL	$5.50	TOTAL	$4.30
		Cost/test reduction	$1.20

The customer's costs are reduced and converted from fixed to variable while i-STAT generates a greater product revenue and profit per test.

Higher Quality Care at Lower Cost

•
Lower operating cost than stat laboratories

  —Hospitals achieve sizeable dollar savings in operating costs

•
Increased productivity and efficiency of clinical staff

  —Fewer error sources and lower costs

•
Immediate analysis of critical blood components

  —Faster diagnosis and treatment of patients

Better Patient Care

•
Fewer transfusions in neonates

•
Shorter length of stay in ICU's and ER's

•
Faster ventilator weaning time

•
Improved mortality rate with "code" patients

•
Fewer schedule disruptions in ambulatory surgery

U.S. Market Penetration of POCT by Testing Discipline

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent of Hospitals with POCT
Blood Glucose
Coagulation
Blood Gas-Lytes
Chemistry
Cardiac Markers
2001
1999

EAC, 2001

Widening the Gap on the Competition

Blood Gas +Electrolytes
Percent Market Share
60%
50%
40%
30%
20%
10%
0%
i-STAT
IL
Diametrics
Radiometer
Roche
Nova
AVOX
Bayer/Corning
Other
2001
1999

EAC, 2001

ABBOTT LABORATORIES

•
Exclusive Distribution through Dec 31, 2003

•
Sells to Existing Central Lab Customers

•
Sells with Medisense™ Glucose Product

•
Channel and Distribution Strategy Issues

•
i-STAT Direct Distribution Resumes Jan 1, 2004

•
Residual Payments ~ $65 million

  —Spread over 6 years…2003-2008

TRANSITION PLAN

ASSETS IN PLACE

•
Senior Sales Consultants

•
Technical Services

•
Order Entry

•
R&D

•
Production

•
Physical Distribution

TRANSITION PLAN

ASSETS NEEDED

•
Clinical Specialists ($2.2 million)

•
Marketing Programs ($1.5 million)

FINANCIAL PROJECTIONS

•
Abbott distribution fees end 12-31-03

•
Substantial incentive for 2003 growth

•
Parallel i-STAT sales efforts now underway

•
High operating leverage on cartridge costs

•
Focus on increasing cartridge usage—not analyzer sales volume

FINANCIAL PROJECTIONS
Cartridges (Only)
($ million except as noted)

	2002	2003	2004	2005
Volume (000)	13,100	15,800	19,300	24,100
ASP ($/Unit)	$3.30	$3.20	$4.30	$4.50
COGS ($/Unit)	$2.65	$2.35	$2.10	$1.85
Gross Profit	$8.5	$13.4	$42.5	$63.9

FINANCIAL PROJECTIONS
Analyzers (Only)
($ million except as noted)

	2002	2003	2004	2005
Volume (Units)	3,875	3,650	3,500	3,975
ASP ($/Unit)	$2,450	$2,550	$3,650	$3,650
COGS ($/Unit)	$1,750	$1,800	$1,950	$1,875
Gross Profit	$2.7	$2.7	$6.0	$7.1

FINANCIAL PROJECTIONS
Change in Profitability
($ million)

	2003	2004	2005
Change from 2002:
Gross Profit	$4.9	$37.2	$59.7
Operating Expense	$(2.4)	$(5.5)	$(7.3)

Operating Profit	$2.6	$31.7	$52.4

Note:    Cartridge and Analyzer Business only

FINANCIAL PROJECTIONS
Cash
($ million)

	2002	2003	2004	2005
Beginning Cash	$43	$26	$10	$16
Net Cash Flows	(17)	(6)	19	39
Payments to Abbott		(10)	(13)	(12)

Cash @ Year-End	$26	$10	$16	$43

Note:    $(10) in 2002 cash flow from Abbott prepayment.

SUMMARY

•
Large market, narrowly penetrated

•
Differentiated products

•
Clear market leadership and share

•
Strong management team

•
Clear path to profitability and cash-positive operations

i-STAT
Corporation

Changing the Course
of Patient Care

QuickLinks

  Exhibit 99.1
i-STAT Corporation
Company Background
Company Business
In the Palm of Your Hand
A Lab on a Chip
Point-of-Care Market Opportunity Critical Care Medicine
i-STAT Changes the Economics of the Market
Higher Quality Care at Lower Cost
Better Patient Care
i-STAT Analyzer Placements
Cartridge Volume
U.S. Market Penetration of POCT by Testing Discipline
Widening the Gap on the Competition
ABBOTT LABORATORIES
TRANSITION PLAN—ASSETS IN PLACE
TRANSITION PLAN—ASSETS NEEDED
FINANCIAL PROJECTIONS
FINANCIAL PROJECTIONS Cartridges (Only) ($ million except as noted)
FINANCIAL PROJECTIONS Analyzers (Only) ($ million except as noted)
FINANCIAL PROJECTIONS Change in Profitability ($ million)
FINANCIAL PROJECTIONS Cash ($ million)
SUMMARY
i–STAT Corporation Changing the Course of Patient Care